WARRANT EXERCISE AGREEMENT

         THIS AGREEMENT, dated as of December 14, 2005 (this "AGREEMENT") is entered into by and between the Elite Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY") and the holder (the "WARRANT HOLDER") of that certain "LTW" warrant (the "LT WARRANT") and that certain "STW" warrant (the "ST WARRANT"; and together with the LT Warrant the "INITIAL WARRANTS"), each issued by the Company to the Warrant Holder pursuant to Subscription Agreements, dated as of October 6, 2004, October 12, 2004 or October 26, 2004, each for the purchase of up to such number of shares of the common stock, $0.01 par value per share, of the Company (the "COMMON STOCK") as is set forth beside the Warrant Holder's name on SCHEDULE 1 attached hereto (the "WARRANT SHARES").

         WHEREAS, the Company is entering into a series of agreements on or within thirty days of the date hereof in a form substantially identical to this Agreement with other holders of warrants to purchase shares of the Company's Common Stock (the "OTHER HOLDERS");

         WHEREAS, the Company desires to induce the Warrant Holder to exercise, by payment of cash, the LT Warrant and/or the ST Warrant with respect to the shares of Common Stock purchasable thereunder;

         WHEREAS, in consideration for such in cash exercise, the Company shall issue to the Warrant Holder a new warrant substantially in the form attached hereto as EXHIBIT A (the "REPLACEMENT WARRANT") to purchase additional shares of Common Stock (the "REPLACEMENT WARRANT SHARES") as set forth herein;

         WHEREAS, as further consideration for such exercise by payment of cash, the Company is granting to the Warrant Holder certain registration rights with respect to the Replacement Warrant Shares pursuant to a Registration Rights Agreement by and among the Company and each Other Holder, which shall be substantially in the form attached hereto as EXHIBIT B.

         NOW, THEREFORE, in consideration of the mutual premises and of the respective covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

         1. INDUCEMENT TO EXERCISE. The Company hereby agrees upon acceptance by the Company to issue to the Warrant Holder a Replacement Warrant exercisable for that number Replacement Warrant Shares as is equal to thirty percent (30%) the aggregate number of LT Warrant Shares and ST Warrant Shares purchased by payment of cash by the Warrant Holder, if any, upon exercise of the LT Warrant and/or the ST Warrant, each during the period beginning on the date hereof and continuing until 5:30 p.m. EST on December 14, 2005 (the "EXERCISE PERIOD"). The Company shall deliver the Replacement Warrant, if applicable, dated as of the Closing Date (as defined below), to the Warrant Holder at the address provided on the signature page hereto not more than ten (10) business days after the expiration of the Exercise Period (the "CLOSING DATE").

         2. DELIVERIES. The parties shall make the following deliveries:

                  (a) On or prior to the expiration of the Exercise Period, the Warrant Holder shall deliver to the Company (i) an executed signature page of this Agreement, (ii) the executed Warrant Exercise Notice(s) reflecting the exercise of LT Warrant and/or the ST Warrant by payment of cash, (iii) the aggregate exercise price for the Warrant Shares, by check payable to the Company or wire transfer of immediately available funds to the Company's account in accordance with the wire instructions attached hereto as EXHIBIT C; and (iv) the LT Warrant and/or the ST Warrant for cancellation or, to the extent not fully exercised or expired, reissuance; and

                  (b) The Company shall deliver or cause to be delivered to each Investor (i) any deliveries required to be made by the Company upon proper exercise of the Initial Warrants (as set forth therein), including, without limitation, a certificate representing the shares of Common Stock for which any Initial Warrant has been exercised and (ii) within ten (10) business days after the expiration of the Exercise Period, a Replacement Warrant in accordance with the terms and conditions hereof.

         3. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants to the Warrant Holder as follows:

                  (a) ORGANIZATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

                  (b) AUTHORITY. The Company has the corporate power and authority to enter into and perform this Agreement, and all corporate action necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby by the Company has been duly and validly taken. This Agreement has been duly and validly executed and delivered by the Company. This Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors and to general principles of equity.

                  (c) ISSUANCE OF SECURITIES. The Replacement Warrant is duly authorized and, when issued in accordance with this Agreement, will be duly and validly issued. The Company has reserved from its duly authorized capital stock a sufficient number of shares of Common Stock for issuance upon exercise of the Replacement Warrant.

         4. REPRESENTATIONS OF THE WARRANT HOLDER. The Warrant Holder represents and warrants to the Company as follows:

                  (a) ORGANIZATION. If the Warrant Holder is not a natural person, the Warrant Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

                  (b) AUTHORITY. The Warrant Holder has the requisite power and authority to enter into and perform this Agreement, and all action necessary to authorize the execution, delivery and performance of this Agreement by the Warrant Holder and the consummation of the transactions contemplated hereby by the Warrant Holder has been duly and validly taken. This Agreement has been duly and validly executed and delivered by the Warrant Holder. This Agreement constitutes a valid and binding agreement of the Warrant Holder, enforceable against the Warrant Holder in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors and to general principles of equity.

                  (c) OWN ACCOUNT. The Warrant Holder understands that the Replacement Warrant and the Replacement Warrant Shares (together, the "SECURITIES") are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting the Warrant Holder's right to sell the Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws). The Warrant Holder does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Securities.

                  (d) WARRANT HOLDER STATUS. At the time the Warrant Holder was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Replacement Warrant it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or
(a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act.

                  (e) EXPERIENCE OF THE WARRANT HOLDER. The Warrant Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Warrant Holder acknowledges and agrees that in making the decision to invest in the Securities, the Warrant Holder has relied on his, her or its own examination of the Company and the terms of the offering, including the merits, risks and tax and other considerations involved. The Warrant Holder is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (f) GENERAL SOLICITATION. The Warrant Holder is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (g) TITLE. The Warrant Holder has good and marketable title to the LT Warrant, free and clear of any liens, claims, encumbrances, charges or restrictions of any kind, other than those that may be imposed by securities laws generally.

         5. MISCELLANEOUS.

                  (a) ASSIGNMENT. This Agreement and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors of the Warrant Holder.

                  (b) HEADINGS. The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

                  (c) GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York (without giving effect to its conflict of laws principles).

                  (d) CONSENT TO JURISDICTION AND SERVICE OF PROCESS. Each of the parties hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of New York and of the Federal courts sitting in the State of New York in any action or proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby or thereby (whether based in contract, tort, equity or any other theory). Each of the parties agrees that all actions or proceedings arising out of or relating to this agreement must be litigated exclusively in any such State or, to the extent permitted by law, Federal court that sits in the County of New York, and accordingly, each party irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such action or proceeding in any such court. Each party further irrevocably consents to service of process in the manner provided for notices in Section 5(f). Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  (e) WAIVER OF JURY TRIAL. Each party waives any right it may have to a trial by jury in any action or proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby or thereby (whether based on contract, tort, equity or any other theory). Each of the parties (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and
(ii) acknowledges that it and the other parties hereto have been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section 5(e).

                  (f) NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m., EST, on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m., EST, on any business day, (c) the second business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

                           If to the Company:

                           Elite Pharmaceuticals, Inc.
                           165 Ludlow Avenue
                           Northvale, New Jersey 07647
                           Attention:  Chief Executive Officer
                           Fax:  (201) 750-2755

                           with a copy to:

                           Reitler Brown & Rosenblatt LLC
                           800 Third Avenue, 21st Floor
                           New York, New York 10022
                           Attention:  Scott H. Rosenblatt
                           Fax:  (212) 371-5500

                           If to the Warrant Holder, at the address specified on the signature page hereto.

                  (g) AMENDMENT. This Agreement may be modified or amended or the provisions hereof waived with the written consent of the Company and the Warrant Holder.

                  (h) SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

                            (SIGNATURE PAGE FOLLOWS)

         IN WITNESS WHEREOF, the parties hereto have executed or have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                      ELITE PHARMACEUTICALS, INC.




                                            By:
                                                --------------------------------
                                                Name:  Bernard Berk
                                                Title: Chief Executive Officer

WARRANT HOLDER:



By:
    ---------------------------------
    Name:
    Title:
    Address:

                                                                      SCHEDULE 1

                           SCHEDULE OF WARRANT HOLDERS



ELITE PHARMACEUTICALS, INC.
Analysis of Series A Financing

                                           COMMON     COMMON  WARRANT                           TOTAL         $ TO        $ TO
                                           SHARES     SHARES   SHARES       ST        LT        SHARES      EXERCISE     EXERCISE
INVESTOR                       INVESTMENT   BASIS      OWNED    BASIS    WARRANTS   WARRANT   REGISTERED   ST WARRANTS  LT WARRANTS
------------------------------------------------------------------------------------------------------------------------------------

Martin Fund II, LP                $69,999   $1.23     56,910    $1.54      28,455    28,455     113,820    $43,749.55    $43,749.56
Martin Fund Offshore, LDC         $50,000   $1.23     40,650    $1.54      20,325    20,325      81,300    $31,249.69    $31,249.69
Martin Fund Offshore, Ltd.       $500,007   $1.23    406,510    $1.54     203,255   203,255     813,020   $312,504.56   $312,504.56
Martin Fund, LP                  $379,996   $1.23    308,940    $1.54     154,470   154,470     617,880   $237,497.63   $237,497.63
------------------------------                                                                            -----------   -----------
   Total                                                                                                  $625,001.44   $625,001.44

Treppel, Jerry                   $250,000   $1.23    203,252    $1.54     101,625   101,625     406,502   $156,248.44   $156,248.44
Wheaten HealthCare
Partners, LP                     $250,000   $1.23    203,252    $1.54     101,625   101,625     406,502   $156,248.44   $156,248.44
Valor Capital Management, LP     $750,000   $1.23    609,756    $1.54     304,880   304,880   1,219,516   $468,753.00   $468,753.00
SAV HealthCo Partners          $1,000,000   $1.23    813,008    $1.54     406,505   406,505   1,626,018   $625,001.44   $625,001.44
------------------------------
Bushido Capital                  $250,000   $1.23    203,252    $1.54     101,625   101,625     406,502   $156,248.44   $156,248.44
                                                                                                    n/a
------------------------------
Myron Neugeboren                  $25,000   $1.23     20,325    $1.54      10,163    10,163      40,650    $15,624.84    $15,624.84
Edward Neugeboren                 $25,000   $1.23     20,325    $1.54      10,163    10,163      40,650    $15,624.84    $15,624.84
Charon Behl                      $246,000   $1.23    200,000    $1.54     100,000   100,000     400,000   $153,750.00   $153,750.00
Christopher Dick                  $20,000   $1.23     16,260    $1.54       8,130     8,130      32,520    $12,499.88    $12,499.88
Shirley Rae Sullivan              $25,000   $1.23     20,325    $1.54      10,165    10,165      40,655    $15,628.69    $15,628.69
William Austin Lewis IV          $123,000   $1.23    100,000    $1.54      50,000    50,000     200,000    $76,875.00    $76,875.00
------------------------------                                          ---------
Trade Winds                       $86,715   $1.23     70,500    $1.54      35,250    35,250     141,000                  $54,196.88
                                                                          (35,250)                  n/a
------------------------------                                          ---------
Little Wing                      $413,280   $1.23    336,000    $1.54     168,000   168,000     672,000                 $258,300.00
                                                                         (168,000)                  n/a
------------------------------                                          ---------
Greg Osborn                       $12,300   $1.23     10,000    $1.54       5,000     5,000      20,000     $7,687.50     $7,687.50
Eric Brachfeld                    $12,300   $1.23     10,000    $1.54       5,000     5,000      20,000     $7,687.50     $7,687.50
Periscope Partners LP            $150,000   $1.23    121,951    $1.54      60,975    60,975     243,901    $93,749.06    $93,749,06
------------------------------                                          ---------
Keith Barksdale                   $24,600   $1.23     20,000    $1.54      10,000    10,000      40,000                  $15,375.00
                                                                          (10,000)
------------------------------                                          ---------
Jess Morgan & Co.              $1,122,000   $1.40    801,429    $1.75     400,715   400,715   1,602,859   $701,251,25   $701,251,25
RC----                           $150,000   $1.40    107,143    $1.75      53,570    53,570     214,283    $93,747.50    $93,747.50
Amy Daly                         $100,000   $1.40     71,429    $1.75      35,715    35,715     142,859    $62,501.25    $62,501.25
Peter S. Rosemary O'Gorman        $66,000   $1.40     47,143    $1.75      23,570    23,570      94,283    $41,247.50    $41,247.50
Fineman Revocable Trust          $100,000   $1.40     71,429    $1.75      35,715    35,715     142,859    $62,501.25    $62,501.25
Neil V. Moddy Revocable Trust    $132,000   $1.40     94,286    $1.75      47,145    47,145     188,576    $82,503,75    $82,503,75
------------------------------                                          ---------
Sunrise Capital                  $266,803   $1.47    181,498    $1.84      90,750    90,750     362,998

                                                                       EXHIBIT A

                           FORM OF REPLACEMENT WARRANT

                                 (SEE ATTACHED)

                                                                       EXHIBIT B

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                 (SEE ATTACHED)

                                                                       EXHIBIT C

                                WIRE INSTRUCTIONS


Bank Name:            BANK OF AMERICA

Bank Address:         300 Garden State Plaza
                      Route 4 & 17
                      Paramus, NJ 07652
                      Telephone: (201) 845-5450

Account Title:        ELITE PHARMACEUTICALS, INC.
                      PRIVATE PLACEMENT ACCOUNT NO.: 9420365795
                      BANK ROUTING NUMBER: 021200339